                                                                               .
                                                                               .
                                                                               .

                               AMENDED SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                         BETWEEN SCHWAB INVESTMENTS AND
                           CHARLES SCHWAB & CO., INC.

FUND                                             FUND EFFECTIVE DATE
----                                             -------------------
Schwab 1000 Fund                                 April 2, 1991

Schwab Short-Term Bond Market Fund
  (Formerly known as Schwab Short-Term
  Bond Market Index Fund; and
  Schwab Short/Intermediate
  Government Bond Fund)                          November 4, 1991

Schwab California Long-Term Tax-Free             February 20, 1992
  Bond Fund

Schwab Long-Term Tax-Free Bond Fund              July 30, 1992

Schwab Short/Intermediate Tax-Free               March 1, 1993
  Bond Fund

Schwab Total Bond Market Fund
  (Formerly known as Schwab Total Bond
  Market Index Fund; and Schwab
  Long-Term Government
  Bond Fund)                                     March 1, 1993


Schwab California Short/Intermediate             March 1, 1993
  Tax-Free Bond Fund

Schwab YieldPlus Fund                            July 21, 1999

Schwab GNMA Fund                                 January 27, 2003

Schwab California Tax-Free YieldPlus Fund        November 15, 2004

Schwab Tax-Free YieldPlus Fund                   November 15, 2004

Schwab Inflation Protected Fund                  January 21, 2006

Schwab Managed Account Portfolios                September 15, 2006

                                         SCHWAB INVESTMENTS


                                         By:
                                                 -------------------------
                                         Name:   Kimon Daifotis
                                         Title:  Senior Vice President and
                                                 Chief Investment Officer


                                         CHARLES SCHWAB & CO., INC.


                                         By:
                                                 -------------------------
                                         Name:   Fred Potts
                                         Title:  Senior Vice President